UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


       PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT 1934


       Date of Report (date of earliest event reported): January 28, 2005


                         ADVANCED MEDICAL INSTITUTE INC.
               __________________________________________________
               (Exact name of registrant as specified in charter)


                                     NEVADA
                 ______________________________________________
                 (State or other jurisdiction of incorporation)


                   000-29531                   88-0409144
           ________________________ _________________________________
           (Commission File Number) (IRS Employer Identification No.)


                            6767 W. TROPICANA AVENUE
                                    SUITE 207
                            LAS VEGAS, NV 89103-4754
              _____________________________________________________
              (Address of principal executive offices and zip Code)


                                 (702) 248-1047
               ___________________________________________________
               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On January 28, 2005, the Registrant entered into a Share Exchange Agreement (the "Exchange Agreement") with Advanced Medical Pty Limited, a privately owned Australian company ("AMI Australia"), and AMI Australia's shareholders, (the "Shareholders"), pursuant to which the parties agreed that the Registrant will acquire all of the issued and outstanding shares of stock of AMI Australia in exchange for the issuance in the aggregate of 14,600,000 of the Registrant's shares of common stock (the "Shares") to the Shareholders.

         Consummation of the transactions contemplated by the Exchange Agreement is subject to closing conditions, including, among other things, the filing with the Securities Exchange Commission of the Registrant's Information Statement on
Schedule   14f-1  and  the  mailing  of  such   Information   Statement  to  its
shareholders.

         The description of the transactions contemplated by the Exchange Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of each of the exhibits filed herewith and incorporated by this reference.

OVERVIEW

         The Registrant is currently a public "shell" company with nominal assets whose sole business has been to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction be negotiated and completed pursuant to which the Registrant would acquire a target company with an operating business with the intent of continuing the acquired company's business as a publicly held entity.

         AMI Australia was established in March 1993 to operate a chain of medical clinics for treatment of sexual dysfunction in men and women. AMI Australia operates 22 clinics Australia wide and has in excess of 100 employees including nurses and doctors. AMI Australia competes with rival treatments such as Cialis and Levitra. For the year ended December 31, 2003, the Company's sales were approximately AU$18 million (US$13.84 million).

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.         Description

2.1                 Share Exchange Agreement, dated January 28, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ADVANCED MEDICAL INSTITUTE INC.


                                            By:  /s/ CHRISTINA ESCOBEDO
                                                 ______________________
                                            Name:    Christina Escobedo
                                            Title:   President

Dated: January 31, 2005